Acquisitions	12 Months Ended
Mar. 31, 2011
Acquisitions [Abstract]
Acquisitions

24.	Acquisitions

On April 1, 2009, Sony adopted new accounting guidance related to business combinations. The new guidance requires that the acquisition method of accounting be applied to a broader range of business combinations, amends the definition of a business combination, provides a definition of a business, requires an acquirer to recognize an acquired business at its fair value at the acquisition date, and requires the assets acquired and liabilities assumed in a business combination to be measured and recognized at their fair values as of the acquisition date, with limited exceptions.

(1)	SONY BMG acquisition

On October 1, 2008, Sony completed the acquisition of Bertelsmann AG’s 50% equity interest in SONY BMG, a global entertainment company engaged primarily in the development, production and distribution of recorded music, in all commercial formats and musical genres.

SONY BMG was a 50/50 joint venture between Sony and Bertelsmann AG originally created in August 2004. Prior to this acquisition, Sony’s 50% equity interest was accounted for under the equity method of accounting through September 30, 2008. As a result of Sony’s acquisition of Bertelsmann AG’s 50% interest, SONY BMG, which has been renamed Sony Music Entertainment, became a wholly owned subsidiary of Sony and the results of SONY BMG were consolidated by Sony beginning October 1, 2008.

This acquisition allows Sony to achieve a deeper and more robust integration between the wide-ranging global assets of the recorded music company and Sony’s products, operating companies and affiliates. Ultimately, this acquisition is expected to further Sony’s goal of offering a total entertainment experience to consumers.

Bertelsmann AG’s 50% interest in SONY BMG was acquired for 97,424 million yen, consisting of cash consideration of 95,410 million yen and transaction costs of 2,014 million yen. The acquisition was funded through a 63,606 million yen cash payment from Sony and a 31,803 million yen cash payment from SONY BMG, which represented Sony’s share of SONY BMG’s cash balance. Bertelsmann AG received an additional 31,803 million yen in cash from SONY BMG for its share of SONY BMG’s cash balance, resulting in total cash receipts to Bertelsmann AG of 127,213 million yen.

As of October 1, 2008, Sony consolidated all of the assets and liabilities of SONY BMG. Sony’s 50% share of the assets and liabilities of SONY BMG were recorded at their historical carryover basis while the 50% share of the assets and liabilities acquired from Bertelsmann AG were recorded at fair value.

During the finalization of the purchase price adjustments, certain adjustments were made to the allocation of the purchase price for the acquired assets and liabilities of SONY BMG to reflect the changes in the value of certain assets and liabilities. These changes resulted in a 8,649 million yen decrease in the goodwill recognized from the acquisition of Bertelsmann AG’s 50% interest in SONY BMG. These adjustments were primarily reflected as an increase in deferred tax assets as a result of modifications to various pre-merger tax estimates as well as decreases in acquired liabilities as certain restructuring activities that were identified at the time of the acquisition will not be implemented.

The following table summarizes the preliminary values assigned to the assets and liabilities that were recorded for SONY BMG, including net assets at historical carryover basis, as well as the final adjustments described above:

	Yen in millions
	Assets and
	liabilities	Acquired
	recorded at	assets and	Total
	the historical	liabilities	(as of		Total
	carryover	recorded at	October 1,		(after
	basis	fair value	2008)	Adjustments	adjustments)

Notes and accounts receivable, net	28,835	28,835	57,670		57,670
Capitalized artist advances — short-term	11,979	11,979	23,958		23,958
Other current assets	33,711	25,443	59,154	(531)	58,623
Capitalized artist advances — long-term	8,587	8,587	17,174		17,174
Intangibles, net	12,827	96,258	109,085		109,085
Goodwill	30,319	72,935	103,254	(8,649)	94,605
Other noncurrent assets	14,418	15,159	29,577	7,716	37,293

Total assets	140,676	259,196	399,872	(1,464)	398,408

Accrued royalties	66,151	66,044	132,195		132,195
Other current liabilities	60,744	64,879	125,623	(1,464)	124,159
Accrued pension and severance costs	11,661	11,767	23,428		23,428
Other noncurrent liabilities	8,057	19,082	27,139		27,139

Total liabilities	146,613	161,772	308,385	(1,464)	306,921

Net assets recorded for SONY BMG	(5,937)	97,424	91,487	—	91,487

No amounts were allocated to in-process research and development in this acquisition. Goodwill represents the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the Music segment. Prior to the acquisition, both Sony and Bertelsmann AG had provided certain services to SONY BMG including manufacturing and distribution services, the leasing of office space and the licensing of the Sony and Bertelsmann AG brands. It was determined that the acquisition of Bertelsmann AG’s interest did not result in a settlement gain or loss as a result of these pre-existing relationships.

The intangible assets are comprised of the following:

	Yen in millions			Years
	Intangibles	Acquired
	recorded at	intangibles
	the historical	recorded at		Weighted-average
	carryover basis	fair value	Total	amortization period

Intangibles subject to amortization, net
Music catalogs	10,283	77,706	87,989	25
Artist contracts	2,014	15,160	17,174	10
Other	530	3,392	3,922	5

Total intangibles	12,827	96,258	109,085	22

The results of operations for SONY BMG are included in the Music segment beginning October 1, 2008. The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and SONY BMG as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2009:

Yen in millions,
except per share data
Fiscal year ended
March 31
2009
(Unaudited)

Net sales	7,266,265
Operating loss	(234,724)
Net loss attributable to Sony Corporation’s stockholders	(104,614)
Basic EPS	(104.25)
Diluted EPS	(104.25)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of the period and should not be taken as indicative of Sony’s future consolidated net income (loss) attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes incremental intangible asset amortization, interest costs and other charges as a result of the acquisition, net of the related tax effects.

(2)	Game Show Network acquisition

In April 2009, Sony sold a portion of its 50% ownership interest in Game Show Network, LLC (“GSN”), which operates a U.S. cable network and online business, to the other investor in GSN, which resulted in cash proceeds of 8,831 million yen and a gain of 8,322 million yen for the fiscal year ended March 31, 2010. The gain was recorded in (gain) loss on sale, disposal or impairment of assets and other, net.

In March 2011, Sony acquired an additional 5% equity interest in GSN from the successor in interest to the other investor (“Current Investor”) for 4,849 million yen, resulting in Sony owning a 40% equity interest in GSN. As part of the acquisition, Sony obtained a controlling interest in GSN, including the ability to appoint the majority of representatives on the GSN management committee, control over approval of the budget for GSN and control over the hiring, terminating, and setting compensation of the senior management of GSN. This acquisition will strengthen Sony’s presence in U.S. cable networks and Sony expects that it will allow GSN to further exploit and benefit from the light entertainment assets in the Pictures segment.

In addition to acquiring the additional 5% equity interest in GSN, Sony granted a put right to the Current Investor and received a call right from the Current Investor for an additional 18% equity interest in GSN. The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days. The exercise price of the put is calculated using a formula based on an agreed upon multiple of the earnings of GSN with a minimum price of 234 million U.S. dollars and a maximum price of 288 million U.S. dollars. Sony’s call right is exercisable only if the put is not exercised, and may be exercised for 60 business days immediately after the last put window has expired. The exercise price of the call is calculated using the same formula as the put with a minimum price of 234 million U.S. dollars. A buy/sell provision also applies to the equity interests in GSN owned by Sony and the Current Investor and may be exercised annually for a 60 business day window beginning April 1, 2015.

Prior to the March 2011 acquisition, Sony’s interest in GSN was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in GSN, Sony consolidated GSN using the acquisition method of accounting and recorded the fair value of the identifiable assets, liabilities assumed, redeemable noncontrolling interest, noncontrolling interest and residual goodwill of GSN. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 35% equity interest in GSN that it owned prior to the acquisition at a fair value of 33,940 million yen which resulted in the recognition of a gain of 26,991 million yen recorded in (gain) loss on sale, disposal or impairment of assets and other, net.

The following table summarizes the preliminary fair value assigned to the assets and liabilities of GSN that were recorded in the Pictures segment. Due to the fact that the acquisition closed in March 2011, certain areas of purchase price allocation are not yet finalized including the fair value of certain tangible assets and liabilities acquired, the valuation of intangible assets acquired, income taxes and residual goodwill.

Yen in millions
Acquired
assets and
liabilities
recorded at
fair value

Cash and cash equivalents	4,039
Notes and accounts receivable, trade	3,089
Prepaid expenses and other current assets	395
Film costs	4,178
Property, plant and equipment	220
Intangibles	46,749
Goodwill	46,432
Other noncurrent assets	38

Total assets	105,140
Notes and accounts payable, trade	970
Accounts payable, other and accrued expenses	4,131
Other current liabilities	59
Other noncurrent liabilities	1,683

Total liabilities	6,843
Redeemable noncontrolling interest	18,779
Noncontrolling interest	40,728

Total	38,790

The portion of the noncontrolling interest that can be put to Sony is accounted for as mandatorily redeemable securities because redemption is outside of Sony’s control. As such, the redeemable noncontrolling interest is reported in the mezzanine equity section in the consolidated balance sheets at March 31, 2011. The fair value of the noncontrolling interest was calculated using a combination of a discounted cash flow model and market comparables of similar transactions and companies. A lack of control discount was not applied in determining the fair value of the noncontrolling interest as the cash flows attributable to the noncontrolling interest holder are expected to be proportional to the cash flows attributable to the controlling interest holder.

No amounts have been allocated to in-process research and development in this acquisition. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams and synergies with Sony’s existing assets and businesses, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the Pictures segment.

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired
	intangibles
	recorded at	Weighted-average
	fair value	amortization period

Intangibles subject to amortization
Television carriage agreements (broadcasting agreements)	33,698	20
Other	4,162	1
Intangible having an indefinite life
Trademarks	8,889	—

Total intangibles	46,749

The results of operations of GSN are included in the Pictures segment after the acquisition date. The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and GSN as though the acquisition had occurred as of the beginning of the fiscal years ended March 31, 2010 and 2011:

	Yen in millions,
	except per share data
	Fiscal year ended March 31
	2010	2011
	(Unaudited)

Net sales	6,313,222	6,325,310
Operating income	60,685	199,445
Net loss attributable to Sony Corporation’s stockholders	(33,655)	(259,731)
Basic EPS	(33.54)	(258.81)
Diluted EPS	(33.54)	(258.81)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of each of these periods and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes a gain from remeasurement of the previously owned equity interest and incremental intangible asset amortization, net of the related tax effects.

(3)	Other acquisitions

During the fiscal year ended March 31, 2009, Sony completed certain other acquisitions for total consideration of 95,458 million yen which was paid primarily in cash and included:

—	Gracenote, Inc. (“Gracenote”), a global leader in technology and services for digital media identification, enrichment, and recommendation. Sony acquired Gracenote for 27,521 million yen, consisting of a cash payment of 27,108 million yen and transaction costs of 413 million yen; and

—	2waytraffic N.V. (“2waytraffic”), a Dutch entertainment company engaged primarily in creating, producing, licensing and distributing light entertainment content across television, mobile and digital platforms. Sony acquired 2waytraffic for 38,176 million yen, consisting of a cash payment of 24,369 million yen, assumption of 2waytraffic’s third-party debt of 12,519 million yen and transaction costs of 1,288 million yen.

As a result of Sony’s acquisition of Gracenote, 2waytraffic and other businesses, Sony recorded 61,614 million yen of goodwill and 32,977 million yen of intangible assets.

During the fiscal year ended March 31, 2010, Sony completed acquisitions for total consideration of 17,616 million yen, of which 1,420 million yen was contingent consideration and subject to future change. The remaining consideration was paid primarily in cash. As a result of the acquisitions, Sony recorded 13,425 million yen of goodwill and 3,708 million yen of intangible assets.

During the fiscal year ended March 31, 2011, Sony completed other acquisitions for total consideration of 2,884 million yen which was paid primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 1,415 million yen of goodwill and 1,227 million yen of intangible assets.

No significant amounts have been allocated to in-process research and development and all of the entities described above have been consolidated into Sony’s results of operations since their respective acquisition dates. Pro forma results of operations have not been presented because the effects of Gracenote, 2waytraffic and the other acquisitions, individually and in aggregate, were not material.